Exhibit 10.11e

CONSENT AND WAIVER TO

CONSTAR INTERNATIONAL INC.’S

CREDIT AGREEMENT

CONSENT AND WAIVER, dated as of March 24, 2008 (this “Consent and Waiver”), by and among Constar International Inc. (the “Borrower”), Citicorp USA, Inc., as agent for the Lenders and Issuers (in such capacity the “Agent”) and as a Lender, the other Lenders party to the Credit Agreement (as defined below) and each of the Guarantors listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent, the Lenders and the Issuers, among others, are party to that certain Credit Agreement dated as of February 11, 2005 as heretofore amended (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in Credit Agreement; and

WHEREAS, the Borrower agreed, pursuant to Section 6.1(c) of the Credit Agreement, to deliver to the Agent, within 90 days of the end of each Fiscal Year, audited Consolidated Financial Statements certified “without qualification as to the scope of the audit or as to the Borrower being a going concern by the Borrower’s Accountants” (the “Specified Covenant”); and

WHEREAS, the Borrower has requested that the Agent and the Requisite Lenders waive the Specified Covenant with respect to the Fiscal Year ended December 31, 2007 to the extent set forth herein; and

WHEREAS, the Lenders party hereto (constituting the Requisite Lenders) and the Agent agree, subject to the limitations and conditions set forth herein, to waive the Specified Covenant with respect to the Fiscal Year ended December 31, 2007 to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Consent and Waiver

Effective as of the Waiver Effective Date (as defined below), the Lenders and the Agent waive the Specified Covenant with respect to the Fiscal Year ended December 31 2007; provided that the Borrower delivers to the Agent, by March 31, 2008, audited Consolidated Financial Statements for the Fiscal Year ended December 31 2007 certified “without qualification as to the scope of the audit or as to the Borrower being a going concern by the Borrower’s Accountants”, other than any qualification arising as a result of the Borrower failing to renew its existing manufacturing contract with PepsiCo, Inc., and which otherwise comply with Section 6.1(c) of the Credit Agreement.

CONSENT AND WAIVER TO CREDIT AGREEMENT

CONSTAR INTERNATIONAL INC.

Section 2. Conditions Precedent to the Effectiveness of this Consent and Waiver

This Consent and Waiver shall become effective when, and only when (the “Waiver Effective Date”) the Agent shall have received this Consent and Waiver, duly executed by the Borrower, the Guarantors, the Agent and the Requisite Lenders.

Section 3. Representations and Warranties

The Borrower hereby certifies that the following statements are true on the date hereof after giving effect to this Consent and Waiver:

(a) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Waiver Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as supplemented by this Consent and Waiver; and

(b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Waiver Effective Date.

Section 4. Execution in Counterparts

This Consent and Waiver may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent and Waiver.

Section 5. Governing Law

This Consent and Waiver shall be governed by and construed in accordance with the law of the State of New York.

Section 6. Section Titles

The section titles contained in this Consent and Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest

CONSENT AND WAIVER TO CREDIT AGREEMENT

CONSTAR INTERNATIONAL INC.

error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 7. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 8. Severability

The fact that any term or provision of this Consent and Waiver is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

Section 9. Successors

The terms of this Consent and Waiver shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 10. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS CONSENT AND WAIVER OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver to be executed by their respective officers as of the date first written above.

CONSTAR INTERNATIONAL INC., as Borrower

By:	/s/ Walter S. Sobon
Name:	Walter S. Sobon
Title:	Executive VP and CFO

[SIGNATURE PAGE TO CONSENT AND WAIVER]

Guarantors:

CONSTAR INTERNATIONAL U.K. LIMITED, as Guarantor

By:	/s/ Christopher Phelan
Name:	Christopher Phelan
Title:	VP, European Operations

CONSTAR INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive VP and CFO

BFF INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive VP and CFO

DT, INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive VP and CFO

CONSTAR FOREIGN HOLDINGS, INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive VP and CFO

[SIGNATURE PAGE TO CONSENT AND WAIVER]

CITICORP USA, Inc., as Administrative Agent and Lender

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Director/Vice President

WELLS FARGO FOOTHILL, LLC, as Lender

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Vice President

[SIGNATURE PAGE TO CONSENT AND WAIVER]